                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 22, 2001



                             FRONTIER AIRLINES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



       Colorado                      0-24126                    84-1256945
-------------------------       -------------------          -----------------
    (State or other                (Commission               (I.R.S. Employer
jurisdiction File Number)       Identification No.)          of incorporation)





                      7001 Tower Road, Denver, CO         80249
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)




       Registrant's telephone number, including area code: (720) 374-4200
                                                           --------------




                     12015 E. 46th Avenue, Denver, CO 80239
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.

         99.1 Frontier Airlines Fleet Transition Discussion as amended.

ITEM 9. REGULATION FD DISCLOSURE

         Representatives from Frontier Airlines may discuss with analysts and other interested parties the information attached to this Current Report on Form 8-K/A as Exhibit 99.1 (amended).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRONTIER AIRLINES, INC.



Date:  July 10, 2001                        By: /s/  Arthur T. Voss
                                            ------------------------------
                                            Arthur T. Voss, Vice President

                                 EXHIBIT INDEX

  Exhibit No.                       Description
  -----------                       -----------
 99.1 (amended)   Frontier Airlines Fleet Transition Discussion, as amended.